SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of report (Date of earliest event reported) :              May 24, 2001


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                             11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

175 East Old Country Road, Hicksville, New York                 11801
  One MetroTech Center, Brooklyn, New York                      11201
   (Address of Principal Executive Offices)                   (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events.
              -------------

     On May 24, 2001, KeySpan Corporation (the "Company") issued $500 million aggregate principal amount of 6.15% Notes due 2006 (the "Notes"). The Notes were issued under the Company's previously filed Registration Statement on Form S-3, as amended (Reg. No. 333-60294), which became effective May 18, 2001 (the "Registration Statement"), and the related prospectus supplement, dated May 21, 2001.

Item 7.       Other Events.
              ------------

              Financial Statement, Pro Forma Financial Information and Exhibits.
              -----------------------------------------------------------------

     (c)  Exhibits.  The following Exhibits are filed as part of this Report.

               (1) The Underwriting Agreement, dated May 21, 2001, between the Company and J.P. Morgan Securities Inc.

               (2)  Form of 6.15% Notes due 2006.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       KEYSPAN CORPORATION

Dated: May 24, 2001                   By: /s/ Gerald Luterman
                                          --------------------------------------
                                            Name:    Gerald Luterman
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.     Exhibit                                                     Page
-----------     -------                                                     ----

  1. Underwriting Agreement, dated May 21, 2001,between the Company and J.P. Morgan Securities Inc.

  4.            Form of 6.15% Notes due 2006.